                                                               EXHIBIT 99

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             08/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-6                                   WEIGHTED AVERAGE PC RATE:    7.30898%

POOL NUMBER:  Group 1 = 1746, 1747

____________________________________________________________________________________________

ISSUE DATE:  06/29/2001

CERTIFICATE BALANCE AT ISSUE:    $627,986,652.59

                                                                 CERTIFICATE

                                                   TOTAL         ACCOUNT            CERTIFICATE

                                                   NUMBER OF     ACTIVITY           BALANCE

                                                   MORTGAGES     (@PC RATE)         OUTSTANDING

                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    1709                         $596,195,539.50

PRINCIPAL POOL COLLECTION(S):

Scheduled Principal Collection Due Current Month                     $496,188.90

Unscheduled Principal Collection/Reversals                           $245,187.07

Liquidations-in-full                                      82      $26,688,190.34

Net principal Distributed                                         $27,429,566.31    ($27,429,566.31)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       1627                         $568,765,973.19

SCHEDULED INTEREST AT MORTGAGE RATE:                               $3,786,167.63

UNSCHEDULED INTEREST AT MORTGAGE RATE:

Unscheduled Interest Collection/Reversals                                  $0.00

Interest Uncollected on Liquidation                                        $0.00

Interest Uncollected on Non-Earning Assets                                 $0.00

Net Unscheduled Interest Distributed                                       $0.00

OTHER:

Loan Conversion Fees                                                       $0.00

Expense Reimbursements                                                     $0.00

Gain on Liquidations                                                       $0.00

Hazard Insurance Premium Refunds                                           $0.00

Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $152,490.69

UNSCHEDULED SERVICING FEES:

Unscheduled Service Fee Collections/Reversals                              $0.00

Servicing Fees Uncollected on Liquidation                                  $0.00

Servicing Fees Uncollected/Non-Earning Assets                              $0.00

Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $31,063,243.25

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             08/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-6                                   WEIGHTED AVERAGE PC RATE:    7.30898%

POOL NUMBER:  Group 1 = 1746, 1747

____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL

  Loan Count Of              Aggregate Loss

  Incurred Loss                  Amount

__________________         _________________

                 0                     $0.00

*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE

     Principal          Scheduled         Interest        Net Interest                            Total

   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution

__________________  ________________  ________________  ________________  ________________  ________________

    $27,429,566.31     $3,633,676.94             $0.00     $3,633,676.94             $0.00    $31,063,243.25

INSURANCE RESERVES

                         Original         Claims In          Claims           Coverage          Coverage

  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining

___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00

Special Hazard                  $0.00             $0.00             $0.00             $0.00             $0.00

Bankruptcy Bond

   Single-Units                 $0.00             $0.00             $0.00             $0.00             $0.00

   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00

Mortgage Repurchase             $0.00             $0.00             $0.00             $0.00             $0.00

DELINQUENT INSTALLMENTS

ONE                          TWO                          THREE

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

    5      $1,057,380.67         0              $0.00         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,

CB5, CB6 Certificates immediately after the principal and interest distribution on 08/25/2001 are as follows:

                Class       Class Principal Balance

                CB1                $7,850,000.00

                CB2                $5,024,000.00

                CB3                $2,826,000.00

                CB4                $1,884,000.00

                CB5                $1,256,000.00

                CB6                $1,570,501.98

                              __________________

                Total             $20,410,501.98

                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of July 31, 2001):

SERIES:  2001-6                 POOL NUMBER:  Group 1 = 1746, 1747

                           I                     II                      III

                     Total Loans In        Total Delinquent        Loans Delinquent

                     Mortgage Pool              Loans                  1 Month

                  --------------------   ---------------------   ---------------------

Dollar Amount:       $568,765,973.19**        $1,057,380.67***        $1,057,380.67***

Number:                         1712                      5                       5

% of Pool:                    100.00%                  0.19%                   0.19%

(Dollars)

% of Pool:                    100.00%                  0.29%                   0.29%

(No. of Loans)

                           IV                      V                      VI

                    Loans Delinquent        Loans Delinquent           Loans In

                        2 Month                 3 Month               Foreclosure

                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***                $0.00***

Number:                           0                       0                       0

% of Pool:                    0.00%                    0.00%                   0.00%

(Dollars)

% of Pool:                    0.00%                    0.00%                   0.00%

(No. of Loans)

                          VII

                     Loans Acquired

                  --------------------

Dollar Amount:                $0.00***

Number:                           0

% of Pool:                     0.00%

(Dollars)

% of Pool:                     0.00%

(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all August 01, 2001 scheduled payments and July 01, 2001 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of

July 31, 2001.

Trading Factor, calculated as of distribution date : 0.90569755.

By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including August 01, 2001, and unscheduled prepayments in months prior to August ) can be calculated.